Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Yield/Project Compliance Total Percent Incentive Total Incentive Brian Kletscher Yes 297,351.34$ 17% 8.00% 2.00% 3.00% 5.00% 35.00% 104,072.97$ Eligible Salary Net Income Incentive EBITDA Debt Service Share Value Financial Reports Audit/SEC Compliance Total Percent Incentive Total Incentive Lucas Schneider Yes 194,705.42$ 17% 8.00% 2.00% 2.00% 3.00% 32.00% 62,305.73$ 166,378.70$ CEO Executive Bonus CFO Executive Bonus Base Salary Percent 297,351.34$ Base Salary Percent 194,705.42$ Bonus potential 35% Bonus Potential 32% 1. EBITDA 8% 1. EBITDA 8% Budgeted 9,972,735 3% 8,920.54$ Budgeted 9,972,735 3% $5,841.16 plus 10% 10,970,008 3% 8,920.54$ plus 10% 10,970,008 3% $5,841.16 plus 15% 11,468,645 2% 5,947.03$ plus 15% 11,468,645 2% $3,894.11 2. Debt Service Removed for 2021, 2022, 2023, 2024 & 2025. 2. Debt Service removed for 2021, 2022, 2023, 2024 & 2025. Budget plus 5% Budget plus 5% plus 10% plus 10% plus 15% plus 15% 3. Compliance 5% 3. Compliance 3% MPCA/DNR Permits Water 1% 2,973.51$ SEC Reporting 2% $3,894.11 MPCA Air Permits 1% 2,973.51$ Audit 1% $1,947.05 Federal Rail/State Rail/OSHA 1% 2,973.51$ SEC Reporting 2% 5,947.03$ 4. Operations/Yield 2% 4. Financial Reports 2% 2.98 1% 2,973.51$ Monthly On Time 1% $1,947.05 3.00 1% 2,973.51$ Quarterly 1% $1,947.05 5. Increase Share Value/Distribution 1% 2,973.51$ 3% 5. Increase Share Value/Distribution 1% $1,947.05 3% 1% 2,973.51$ 6% 1% $1,947.05 6% 6. New Technology Reviewed 1% 2,973.51$ 6. Income 6. Income Net Income Portion Profitability Net Income Portion Profitability Net Income {Book} Percent 17% Net Income {Book} Percent 17% $2.0 - $2.5 MM 1% 2,973.51$ $2.0 - $2.5 MM 1% $1,947.05 $2.5 - $3.0 MM 1% 2,973.51$ $2.5 - $3.0 MM 1% $1,947.05 Highwater Ethanol Incentive Program Fiscal 2026

$3.0 - $3.5 MM 1% 2,973.51$ $3.0 - $3.5 MM 1% $1,947.05 $3.5 - $4.0 MM 1% 2,973.51$ $3.5 - $4.0 MM 1% $1,947.05 $4.0- $4.5 MM 1% 2,973.51$ $4.0- $4.5 MM 1% $1,947.05 $4.5 - $5.0 MM 1% 2,973.51$ $4.5 - $5.0 MM 1% $1,947.05 $5.0 - $5.5 MM 1% 2,973.51$ $5.0 - $5.5 MM 1% $1,947.05 $5.5 - $6.0 MM 1% 2,973.51$ $5.5 - $6.0 MM 1% $1,947.05 $6.0 - $6.5 MM 1% 2,973.51$ $6.0 - $6.5 MM 1% $1,947.05 $6.5 - $7.0 MM 1% 2,973.51$ $6.5 - $7.0 MM 1% $1,947.05 $7.0 - $ 7.5 MM 1% 2,973.51$ $7.0 - $ 7.5 MM 1% $1,947.05 $7.5 - $8.0 MM 1% 2,973.51$ $7.5 - $8.0 MM 1% $1,947.05 $8.0 - $8.5 MM 1% 2,973.51$ $8.0 - $8.5 MM 1% $1,947.05 $8.5 - $9.0 MM 1% 2,973.51$ $8.5 - $9.0 MM 1% $1,947.05 $9.0 - $9.5 MM 1% 2,973.51$ $9.0 - $9.5 MM 1% $1,947.05 $9.5 - $10.0 MM 1% 2,973.51$ $9.5 - $10.0 MM 1% $1,947.05 $10.0 - $10.5 MM 1% 2,973.51$ $10.0 - $10.5 MM 1% $1,947.05 104,072.96$ $62,305.73